Exhibit 99.1

High Roller Technologies Launches ROLR™ Real-Money Prediction Markets Platform

Now live for eligible U.S. customers, with prediction markets business expected to contribute revenue beginning in Q4 2026

Commercial launch backed by established marketing and distribution partnerships to support customer acquisition and growth

LAS VEGAS, Nevada, October 21, 2026 — High Roller Technologies, Inc. (“High Roller” or the “Company”) (NYSE: ROLR), an online gaming and prediction markets company, today announced the commercial launch of ROLR™, its real-money prediction markets platform, opening access to eligible U.S. customers following an invitation-only beta that began on September 15, 2026. With commercial operations underway, the Company expects its prediction markets business to begin contributing revenue in the fourth quarter of 2026.

“Today’s full commercial launch of our prediction markets platform is a defining milestone for High Roller as we bring ROLR to the public and begin the next phase of our growth,” said Seth Young, Chief Executive Officer of High Roller Technologies. “Our goal is to make prediction markets accessible and engaging through an intuitive customer experience, and our experience operating real-money consumer platforms provides a strong foundation for building this business.”

The launch marks High Roller’s entry into the U.S. prediction markets business, providing customers with access to event-based contracts offered by Crypto.com | Derivatives North America (“CDNA”). Through ROLR, eligible users can discover markets, trade contracts reflecting their views on real-world outcomes and manage their positions through a dedicated consumer platform.

Beta Testing and Launch Readiness

The September 15 closed beta was designed to assess the customer experience and operating infrastructure under controlled, live-platform conditions. Testing covered account registration, identity verification, geolocation, funding, market discovery, order entry, trading, position management, settlement, withdrawals and customer service.

“The commercial launch is the starting point for building lasting customer relationships and growing the ROLR platform,” added Young. “We are supporting the launch with a robust marketing plan designed to introduce ROLR to relevant audiences and convert that interest into active participation. Our priorities are to continually improve the product and execute a disciplined customer-acquisition strategy as we begin generating prediction markets revenue.”

Marketing and Customer Acquisition

High Roller’s commercial launch is supported by the Company’s previously announced marketing and distribution relationships, including Lines.com, Forever Network and Leverage Game Media. Together, management believes these relationships provide access to established digital audiences and multiple channels to build brand awareness and support customer acquisition.

Lines.com previously reported more than 100,000 indexed content pages and over 4 million social media followers, with content generating more than 500 million views in the 30 days preceding our April 2026 partnership announcement. Forever Network delivered more than 20 billion impressions in 2025, reaching 450 million people globally. Leverage Game Media has reported more than 1 billion annual views and over 5 million followers across its owned and operated channels.

SpikeUp Media will also support the launch through performance marketing and direct customer acquisition. Its track record includes more than 15 years of acquisition experience, driving over 1 million unique depositing customers to its partners, and more than $600 million in customer deposits. Additional marketing and distribution relationships further support the Company’s efforts to build awareness, reach new audiences and drive customer acquisition.

Established Technology and Operating Infrastructure

High Roller’s wholly owned subsidiary, ROLR US LLC, is a member of the National Futures Association and a registered guaranteed introducing broker operating under a guarantee agreement with OG Markets US, Inc., doing business as Crypto.com FCM. Customer accounts introduced through ROLR are carried by Crypto.com FCM; ROLR US LLC does not hold customer funds.

The platform incorporates technology provided through High Roller’s exclusive license and development agreement with mrkts.com, including a source code license and connectivity to Crypto.com services and CDNA, along with payments and compliance functionality. High Roller owns the customer-facing ROLR application, with the licensing framework providing flexibility to evolve the platform while retaining control over its customer experience and product roadmap.

ROLR is now available to eligible U.S. customers through desktop and mobile browsers, with dedicated iOS and Android apps planned to follow, subject to app store approvals. Eligible customers can access the platform at ROLR.com. Access and contract availability are subject to applicable eligibility requirements and geographic restrictions.

About High Roller Technologies, Inc.

High Roller Technologies, Inc. (NYSE: ROLR) is a publicly traded online gaming and prediction markets company, known for its innovative casino brands High Roller and Fruta, and its prediction markets brand, ROLR. The Company delivers cutting-edge real-money consumer facing products that are intuitive and user-friendly. With a diverse portfolio of over 6,000 premium online casino games from more than 90 leading game providers, High Roller Technologies offers an immersive and engaging gaming experience in the rapidly expanding multi-billion-dollar iGaming industry. As an award-winning operator, High Roller Technologies continues to redefine the future of market engagement through innovation, performance, and a commitment to excellence.

For more information, please visit the Company’s investor relations website and follow High Roller Technologies on X, Facebook, and LinkedIn.

Forward-Looking Statements

Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions, the commercial launch and growth of the ROLR™ prediction markets platform. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our limited operating history in the prediction markets business; risks related to platform stability, scalability and technical performance, our ability to attract, convert and retain platform users and to generate revenue from the platform in the anticipated timeline or at all, the effectiveness of and cost of our marketing and customer-acquisition efforts and the performance of our marketing and distribution partners; our reliance on third parties, including Crypto.com | Derivatives North America, Crypto.com FCM and mrkts.com, and the continuation of our guarantee, license and development agreements; our ability to maintain the registration of ROLR US LLC as a guaranteed introducing broker and its membership in the National Futures Association, the evolving regulatory environment applicable to prediction markets and event-based contracts, and general market and economic conditions and such factors as discussed throughout Part I, Item 1A. Risk Factors and Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations of our Annual Report on Form 10-K for the year ended December 31, 2025, Part I. Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors, of our quarterly report on Form 10-Q for the quarter ended June 30, 2026 and in our other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contact

Investor Relations
ir@highroller.com

800-460-1039